EXHIBIT 32.2

     Certification of Chief Financial Officer pursuant to Rule 13a-14(b) or
              15d-14(b) and 18 U.S.C. 1350, and pursuant to Section
                      906 of the Sarbanes-Oxley Act of 2002


I, Guoqiong Yu, Chief Financial Officer and Treasurer of Industries International, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:


(1) the annual report on Form 10-K for the period ended December 31, 2003 (the "Annual Report"), which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.
78m) and

(2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Industries International, Inc.

This certificate is being furnished solely for purposes of Section 906.


Date: April 20, 2004                       /s/ Guoqiong Yu
                                           -----------------------------------
                                           Guoqiong Yu
                                           Chief Financial Officer and Treasurer
                                           Industries International, Inc.